UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report	November 22, 2004
(Date of earliest event reported)	November 22, 2004

Landmark Bancorp, Inc.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-20878	43-1930755
(Commission File Number)	(I.R.S. Employer Identification Number)

800 Poyntz Avenue, Manhattan, Kansas	66502
(Address of principal executive offices)	(Zip Code)

(785) 565-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

              Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

                                                ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

                                                ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

                                                ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
        Act (17 CFR 240.14d-2(b))

                ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
                        Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

                On November 22, 2004, Landmark Bancorp, Inc. issued a press release announcing that its board of directors has declared a 5% stock dividend to be issued on December 15, 2004, to common stockholders of record on December 1, 2004.  In addition, Landmark Bancorp also announced that its board of directors approved a new stock repurchase program enabling the Company to repurchase up to 101,700 shares, or 5% of its outstanding stock.  The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

                                                (c)           Exhibits.

99.1                  Press Release dated November 22, 2004

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                                                                                                                                                                                                                LANDMARK BANCORP, INC.

Dated: November 22, 2004	By:	/s/ Mark A. Herpich
Mark A. Herpich
Vice President, Secretary, Treasurer
and Chief Financial Officer